Exhibit 99.2

EXECUTION COPY

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of January 3, 2014, is by and among NewPage Holdings Inc., a Delaware corporation (the “Company”), Verso Paper Corp., a Delaware corporation (“Parent”) and the undersigned stockholder (the “Stockholder”) of Parent.

WHEREAS, Parent, Verso Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”) and the Company propose to enter into an Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation of the merger and an indirect wholly owned subsidiary of Parent;

WHEREAS, the Stockholder owns the number of shares of Parent Common Stock set forth opposite the Stockholder’s name on Schedule A hereto (such shares, together with any other capital stock of Parent, including New Shares, acquired by the Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein, with respect to the Stockholder, as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Company, Parent and Merger Sub have requested that the Stockholder enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company and Parent, as of the date hereof as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution and delivery by the Stockholder of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Stockholder and its general partner. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company and Parent, this Agreement constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting creditors’ rights generally and (B) is subject to the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. Any person executing this Agreement on behalf of the Stockholder has full power and authority to execute and deliver this Agreement on behalf of the Stockholder and to thereby bind the Stockholder. The execution, delivery and performance of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens upon any of the Subject Shares under, (A) any provision of any Contract to which the Stockholder is a party or by which any Subject Shares are bound, (B) any organizational document of the Stockholder, or (C) subject to the filings and other matters referred to in the next sentence, any Order or any Law applicable to the Subject Shares. No consent, approval, order or authorization (collectively, “Consent”) of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than as contemplated by the Merger Agreement.

(b) The Subject Shares. The Stockholder is the record and beneficial owner of the Subject Shares set forth opposite the Stockholder’s name on Schedule A hereto, free and clear of any Liens. Except as set forth on Schedule A, the Stockholder does not: (i) own beneficially or of record, or have the right to acquire, any shares of Parent Common Stock or any shares of capital stock or other equity interests or voting securities of Parent, or any rights to acquire, or any securities that are convertible into, any of the foregoing, (ii) have any other interest in any, or any rights to acquire, or any securities that are convertible into, any shares of Parent Common Stock or any shares of capital stock, other equity interests or voting securities of Parent or (iii) have any voting rights with respect to any shares of Parent Common Stock, or any shares of capital stock, or other equity interests or voting securities of Parent, or any rights to acquire, or any securities that are convertible into, any of the foregoing. The Stockholder has the sole right to vote the Stockholder’s Subject Shares and has not given any proxies with respect to any of the Subject Shares, and none of the Stockholder’s Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to the Company and the Stockholder as follows: Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company and the Stockholder, this Agreement constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting creditors’ rights generally and (B) is subject to the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens upon any of the properties or assets of Parent under, the organizational documents of Parent, any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or any Law applicable to Parent or the properties or assets of Parent. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than as contemplated by the Merger Agreement.

SECTION 3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder and Parent as follows: the Company has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Stockholder and Parent, this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting creditors’ rights generally and (B) is subject to the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens upon any of the properties or assets of the Company under, the organizational documents of the Company, any provision of any Contract to which the Company is a party or by which any properties or assets of the Company are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or any Law applicable to the Company or the properties or assets of the Company. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than as contemplated by the Merger Agreement.

SECTION 4. Covenants of the Stockholder. The Stockholder covenants and agrees as follows:

(a) At any meeting of the stockholders of Parent to approve the issuance of Parent Common Stock pursuant to the Merger Agreement (the “Parent Stockholder Issuance”), or at any postponement or adjournment thereof, called to seek the affirmative vote of the holders of the outstanding shares of Parent Common Stock to approve the Parent Stockholder Issuance or in any other circumstances upon which a vote, consent or other approval of the Parent Stockholder Issuance is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of the foregoing.

(b) Any vote required to be cast or consent required to be executed pursuant to this Section 4 shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(c) Prior to the time the Parent Stockholder Approval is received, other than this Agreement, the Stockholder shall not (i) sell, transfer, exchange, assign, or tender or dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract with respect to the Transfer of, any Subject Shares to any Person or any rights to acquire any securities or equity interests of Parent to any Person other than pursuant to the Merger Agreement or (ii) grant any proxies (other than any proxy to approve the Parent Stockholder Issuance at, or adjourn, a meeting of the stockholders of Parent or any proxy granted (that is unrelated to the Parent Stockholder Issuance) in connection with the taking of any action that would not be reasonably likely to materially delay or prevent the consummation of the Parent Stockholder Issuance) or enter into any voting trust or other similar agreement or arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or any rights to acquire any securities or equity interests of Parent and shall not commit or agree to take any of the foregoing actions. Notwithstanding anything to the contrary set forth herein, the Stockholder may Transfer the Subject Shares to any Affiliate of the Stockholder or any partner, stockholder or member of the Stockholder or any of its Affiliates so long as such Person agrees in writing to be bound by the terms of this Agreement with respect to such Subject Shares by executing the joinder agreement attached hereto as Exhibit A.

(d) The Stockholder hereby agrees that, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of Parent of, or affecting, the Subject Shares, (ii) that the Stockholder purchases or otherwise acquires beneficial ownership of or an interest in any shares of capital stock of Parent after the execution of this Agreement (including by conversion) or (iii) that the Stockholder voluntarily acquires the right to vote or share in the voting of any shares of capital stock of Parent other than the Subject Shares (collectively, the “New Shares”), the Stockholder shall deliver promptly to the Company written notice of its acquisition of New Shares which notice shall state the number of New Shares so acquired. The Stockholder agrees that any New Shares acquired or purchased by the Stockholder shall be subject to the terms of this Agreement, including the representations and warranties set forth in Section 1, and shall constitute Subject Shares to the same extent as if those New Shares were owned by the Stockholder on the date of this Agreement.

SECTION 5. Termination. This Agreement shall terminate upon the earliest of (i) the occurrence of the Parent Stockholder Approval and (ii) the termination of the Merger Agreement. No party hereto shall be relieved from any liability for any willful and material breach of this Agreement prior to any such termination.

SECTION 6. Additional Matters. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

SECTION 7. General Provisions.

(a) Amendments. Subject to applicable Law, including the DGCL, this Agreement may be amended or modified only by a written agreement executed and delivered by the parties hereto. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any amendment by any party hereto effected in a manner which does not comply with this Section 7(a) shall be void.

(b) Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any non-Business Day or any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day), by reliable overnight delivery service (with proof of service) or hand delivery, addressed as follows:

To Parent:

Verso Paper Corp.

6775 Lenox Center Court, Suite 400

Memphis, TN 38115-4436

Attention: David J. Paterson and Peter H. Kesser

Facsimile: (901) 369-4228

with copies to (which shall not constitute notice) to:

Apollo Global Management

9 West 57th Street, 43rd Floor

New York, NY 10019

Telecopy: (212) 515-3288

Attention: Scott Kleinman and General Counsel

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Taurie M. Zeitzer

    Joshua Kogan

Facsimile: (212) 446-6460

E-mail: taurie.zeitzer@kirkland.com

joshua.kogan@kirkland.com

To the Company:

NewPage Holdings Inc.

8540 Gander Creek Drive

Miamisburg, OH 45342

Attention: General Counsel

Facsimile: (937) 242-9324

with copies to (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004-2498

Telecopy: (212) 558-3588

Attention: Joseph Frumkin and Melissa Sawyer

To Stockholder:

To the address and contact information listed next to the Stockholder’s name on Schedule A.

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(c) Other Definitional and Interpretative Provisions. The term “this Agreement” means this Agreement together with all schedules and annexes hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No party to this Agreement, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any party hereto. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words “herein”, “hereto”, “hereof” and words of similar import refer to this Agreement as a whole, including, without limitation, the Schedules, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “including” and “such as” and words of similar import when used in this Agreement shall mean “including, without limitation”; (e) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified; (f) the word “will” shall be construed to have the same meaning as the word “shall”; (g) the word “or” shall not be exclusive; (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (i) unless a contrary intent is apparent, any Contract, instrument or Law defined or referred to herein or in any Contract, instrument or Law that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Law) by succession of comparable successor Law and references to all attachments thereto and instruments incorporated therein; (j) references to a Person are also to its permitted successors and assigns; and (k) all references herein to “$” or dollars shall refer to United States dollars, unless otherwise specified.

(d) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

(f) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Chosen Courts. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.

(g) Entire Agreement; Assignment. This Agreement (including the schedules and annexes to this Agreement) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among such parties with respect to the subject matter hereof. This Agreement shall not be assigned by the Stockholder (whether by operation of Law or otherwise) without the prior written consent of the Company.

(h) Parties in Interest. This Agreement shall be binding upon and, inure solely to the benefit of each party hereto and its successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(i) Remedies. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Chosen Courts in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(j) Limitation of Liability. The Stockholder shall not be liable, directly or indirectly, for any losses arising out of this Agreement; provided, however, that Parent shall be liable for any willful and material breach of this Agreement by the Stockholder, and any award for money damages arising out of this Agreement shall not exceed under any circumstances $27,000,000 in the aggregate netted against any money damages paid by Parent for damages arising out of any other agreement that any Affiliate of Parent is a party to in connection with the transactions contemplated by the Merger Agreement, or the Merger Agreement (together with any Parent Termination Fee).

(k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 7(k).

(l) Expenses. All fees, costs and expenses (including all legal, accounting, broker, finder or investment banker fees) incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such fees, costs and expenses.

[Signatures are on the following page(s)]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

VERSO PAPER CORP.

By:	/s/ David J. Paterson
Name: David J. Paterson
Title: President and Chief Executive Officer

NEWPAGE HOLDINGS INC.

By:	/s/ Mark Angelson
Name: Mark Angelson
Title: Chairman

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

VERSO PAPER MANAGEMENT LP

By: Verso Paper Investments LP
Its: General Partner

By: Verso Paper Investments Management LLC
Its: General Partner

By:	/s/ Scott Kleinman
Name: Scott Kleinman
Title: President